                                                                    EXHIBIT 99.2

                     FORM OF NOTICE OF GUARANTEED DELIVERY
                                      FOR
                               OFFER TO EXCHANGE
                                 $200.0 MILLION
                     7 5/8% SERIES B SENIOR NOTES DUE 2013
                   FOR 7 5/8% SERIES A SENIOR NOTES DUE 2013
                                       OF
                               CANWEST MEDIA INC.

                                EXCHANGE AGENT:

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                                           THE BANK OF NEW YORK
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
By Hand or Overnight Delivery:            Facsimile Transmissions:          By Registered or Certified Mail:
     The Bank of New York               (Eligible Institutions Only)              The Bank of New York
 101 Barclay Street - 7 East                   (212) 298-1915                 101 Barclay Street - 7 East
   New York, New York 10286                                                     New York, New York 10286
  Attention: Bernard Arsenec                                                   Attention: Bernard Arsenec

                                     To Confirm Facsimile by Telephone
                                          or for Information Call:
                                               (212) 495-1646
------------------------------------------------------------------------------------------------------------

                  All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the prospectus, dated June 17, 2003 (as it may be supplemented or amended from time to time, the "Prospectus"), of CanWest Media Inc., a Canadian corporation ("CanWest").

                  As set forth in the Prospectus and in the accompanying letter of transmittal and instructions thereto (the "Letter of Transmittal"), registered Holders (as defined below) of outstanding 7 5/8% Series A Senior Notes due 2013 (the "Initial Notes") of CanWest who wish to tender their Initial Notes in exchange for a like principal amount of 7 5/8% Series B Senior Notes due 2013 (the "Exchange Notes") of CanWest and, in each case, whose Initial Notes are not immediately available or who cannot deliver their Initial Notes, the Letter of Transmittal and any other documents required by the Letter of Transmittal to The Bank of New York (the "Exchange Agent") prior to the Expiration Date (as hereinafter defined), or who cannot complete the procedure for book-entry transfer on a timely basis, may use this Notice of Guaranteed Delivery (this "Notice of Guaranteed Delivery") to tender their Initial Notes if
(i) such tender is made by or through an Eligible Institution (as defined below) and the Holder signs this Notice of Guaranteed Delivery; (ii) on or prior to the Expiration Date, the Exchange Agent has received from the Holder and the Eligible Institution a written or facsimile copy of a properly completed and duly executed Notice of Guaranteed Delivery setting forth the name and address of the Holder of the Initial Notes, the certificate number or numbers of such tendered Initial Notes and the principal amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the date of delivery of this Notice of Guaranteed Delivery, the Letter of Transmittal (or a copy of thereof) together with the certificate(s) representing the Initial Notes (or timely confirmation of the book-entry transfer of Initial Notes into the Exchange Agent's account at the Depository Trust Company ("DTC")) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (ii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by the Letter of Transmittal and the certificate(s) representing all tendered Initial Notes in proper form for transfer (or timely confirmation of the book-entry transfer of

Initial Notes into the Exchange Agent's Account at DTC), is received by the Exchange Agent within five business days after the Expiration Date. Any Holder of Initial Notes who wishes to tender Initial Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery and Letter of Transmittal prior to 11:59 P.M., New York City time, on the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Initial Notes" in the Prospectus.

                  Unless the context requires otherwise, (i) the term "Holder" for purposes of this Notice of Guaranteed Delivery means: (A) any person in whose name Initial Notes are registered on the books of CanWest or any other person who has obtained a properly completed bond power from the registered Holder; or (B) any participant in DTC whose Initial Notes are held of record by DTC who desires to deliver such Initial Notes by book-entry transfer at DTC, and
(ii) the term "Eligible Institution" means an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         THE EXCHANGE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON _______ __, 2003 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED BY CANWEST IN ITS SOLE DISCRETION. TENDERS OF INITIAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  FOR ANY QUESTIONS REGARDING THIS NOTICE OF GUARANTEED DELIVERY OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT [(212) 495-1646, OR BY FACSIMILE AT (212) 495-1520].

                  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                  This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

                  The undersigned hereby tender(s) to CanWest, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Initial Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the instructions to the Letter of Transmittal.

                  The undersigned understands that tenders of Initial Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Initial Notes pursuant to CanWest's offer to exchange Exchange Notes for Initial Notes pursuant to, and upon the terms and conditions described in, the Prospectus, Letter of Transmittal and instructions thereto (the "Exchange Offer") may not be withdrawn after 11:59 p.m., New York City time, on the Expiration Date.

                  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                                                        PLEASE COMPLETE AND SIGN
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
Signature(s) of Registered Holder(s) or Authorized Signatory:        Name(s) of Registered Holder(s)
___________________________________________________________________
___________________________________________________________________  _______________________________________________________________
___________________________________________________________________  _______________________________________________________________
                                                                     _______________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
Principal Amount of Initial Notes Tendered:                          Address:
___________________________________________________________________  _______________________________________________________________
___________________________________________________________________  _______________________________________________________________
___________________________________________________________________  _______________________________________________________________
                                                                     _______________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
Certificate No(s). of Initial Notes (if available):                  Area Code and Tel. No.:
___________________________________________________________________  _______________________________________________________________
___________________________________________________________________  _______________________________________________________________
___________________________________________________________________  _______________________________________________________________
                                                                     _______________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
Date: _____________________________________________________________  If Initial Notes will be delivered by book-entry transfer at
                                                                     The Depository Trust Company, insert Depository Account No.:
                                                                     _______________________________________________________________
                                                                     _______________________________________________________________
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

         This Notice of Guaranteed Delivery must be signed by the registered Holder(s) of Initial Notes exactly as its (their) name(s) appears on certificate(s) for Initial Notes or on a security position listing as the owner of Initial Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                            Please print name(s) and address(es)
Name(s):      __________________________________________________________________
Capacity:     __________________________________________________________________
Address(es):  __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________

DO NOT SEND INITIAL NOTES WITH THIS FORM. INITIAL NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each of the foregoing, an "Eligible Institution"), hereby (a) represents that each holder of Initial Notes on whose behalf this tender is being made "own(s)" the Initial Notes covered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Initial Notes complies with such Rule 14e-4 and (c) guarantees that, within five business days after the date of delivery of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, together with certificates representing the Initial Notes covered hereby in proper form for transfer (or timely confirmation of the book-entry transfer of Initial Notes into the Exchange Agent's account at
DTC) and any other required documents will be deposited by the undersigned with the Exchange Agent and such properly completed and executed Letter of Transmittal, as well as all other documents required by the Letter of Transmittal and the certificate(s) representing all tendered Initial Notes in proper form for transfer (or timely confirmation of the book-entry transfer of Initial Notes into the Exchange Agent's account at DTC) are received by the Exchange Agent within five business days after the Expiration Date.

         THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND INITIAL NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm:              _____________________________________________________

Authorized Signature:      _____________________________________________________

Title:                     _____________________________________________________

Address:                   _____________________________________________________

                                                          (Zip Code)

Area Code and Telephone No.: ________________           Date: ____________, 2003

DO NOT SEND INITIAL NOTES WITH THIS FORM. INITIAL NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                OFFER TO EXCHANGE
                                 $200.0 MILLION
                      7 5/8% SERIES B SENIOR NOTES DUE 2013
                                       FOR
                      7 5/8% SERIES A SENIOR NOTES DUE 2013
                                       OF
                               CANWEST MEDIA INC.

THE EXCHANGE OFFER (AS DEFINED HEREIN) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON _______ __, 2003 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED BY CANWEST MEDIA INC. IN ITS SOLE DISCRETION. TENDERS OF INITIAL NOTES (AS DEFINED HEREIN) MAY BE WITHDRAWN PRIOR TO 11:59 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                                             __________ __, 2003

To Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees:

         We are enclosing herewith the materials listed below relating to the offer (the "Exchange Offer") by CanWest Media Inc. ("CanWest") to exchange its 7 5/8% Series B Senior Notes due 2013 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount at maturity of CanWest's issued and outstanding 7 5/8% Series A Senior Notes due 2013 (the "Initial Notes"), upon the terms and subject to the conditions set forth in the enclosed prospectus, dated June 17, 2003 (as the same may be supplemented and amended from time to time, the "Prospectus"), and the related letter of transmittal and instructions thereto (the "Letter of Transmittal).

         We are requesting that you contact your clients for whom you hold Initial Notes regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Initial Notes registered in your name or in the name of your nominee, or who hold Initial Notes registered in their own names, we are enclosing the following documents:

1.  Prospectus;

2.  Letter of Transmittal;

3. Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Initial Notes are not immediately available or time will not permit all required documentation to reach the Exchange Agent (as defined below) or if the procedure for book-entry transfer cannot be completed on a timely basis;

4.  Instruction to Registered Holder from Beneficial Owner;

5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9;

6. Letter which may be sent to your clients for whose account you hold Initial Notes registered in your name or in the name of your nominee with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

7.  Letter from CanWest to holders of Initial Notes.

    WE URGE YOU TO CONTACT YOUR CLIENTS PROMPTLY. PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON _______ __, 2003, UNLESS EXTENDED.

         The Exchange Offer is not conditioned upon any minimum principal amount of Initial Notes being tendered.

         YOUR PROMPT ACTION IS REQUESTED. THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE, UNLESS EXTENDED BY CANWEST IN ITS SOLE DISCRETION. INITIAL NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN, SUBJECT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS, AT ANY TIME PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         To participate in the Exchange Offer, a duly executed and properly completed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documentation should be sent to the Exchange Agent and certificates representing the Exchange Notes should be delivered to the Exchange Agent, all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus.

         If holders of Initial Notes wish to tender, but certificates for Initial Notes are not immediately available or time will not permit all required documentation to reach the Exchange Agent or if the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected by following the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal.

         CanWest will pay all transfer taxes, if any, applicable to the exchange of Initial Notes pursuant to the Exchange Offer, except as described in the Prospectus.

         Any inquiries you may have with respect to the Exchange Offer may be addressed to, and additional copies of the enclosed materials may be obtained from, The Bank of New York, the Exchange Agent for the Initial Notes (the "Exchange Agent"), at its address and telephone number set forth in the Letter of Transmittal.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS THE AGENT OF CANWEST OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THEIR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER, OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS EXPRESSLY CONTAINED THEREIN.

                                          Very truly yours,

                                          CANWEST MEDIA INC.

                                OFFER TO EXCHANGE
                                 $200.0 MILLION
                      7 5/8% SERIES B SENIOR NOTES DUE 2013
                                       FOR
                      7 5/8% SERIES A SENIOR NOTES DUE 2013
                                       OF
                               CANWEST MEDIA INC.

THE EXCHANGE OFFER (AS DEFINED HEREIN) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON _______ __, 2003 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY CANWEST MEDIA INC. IN ITS SOLE DISCRETION. TENDERS OF INITIAL NOTES (AS DEFINED HEREIN) MAY BE WITHDRAWN PRIOR TO 11:59 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                                                _______ __, 2003

To Our Clients:

         We are enclosing herewith a prospectus, dated June 17, 2003 (as the same may be supplemented and amended from time to time, the "Prospectus"), and the related letter of transmittal and instructions thereto (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") by CanWest Media Inc., a Canadian corporation ("CanWest"), to exchange its 7 5/8% Series B Senior Notes due 2013 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended, for a like principal amount of its outstanding 7 5/8% Series A Senior Notes due 2013 (the "Initial Notes"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal.

         PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON _______ __, 2003 UNLESS EXTENDED BY CANWEST IN ITS SOLE DISCRETION.

         THE EXCHANGE OFFER IS NOT CONDITIONED UPON ANY MINIMUM PRINCIPAL AMOUNT OF INITIAL NOTES BEING TENDERED.

         The materials relating to the Exchange Offer are being forwarded to you as the beneficial owner of Initial Notes. We are the holder of record of Initial Notes held by us for your account or benefit but not registered in your name. A TENDER OF SUCH INITIAL NOTES CAN BE MADE ONLY BY US AS THE RECORD HOLDER AND PURSUANT TO YOUR INSTRUCTIONS.

         Accordingly, we request instructions as to whether you wish to tender on your behalf any or all of the Initial Notes held by us for your account pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal. Please so instruct us by completing, executing and returning to us the Instruction to Registered Holder from Beneficial Owner enclosed herewith.

         Your instructions should be forwarded to us as promptly as possible in order to permit us to tender the Initial Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 P.M., New York City time, on the Expiration Date, unless extended by CanWest in its sole discretion. Any Initial Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date.

         Your attention is directed to the following:

     1.  The Exchange Offer is for any and all Initial Notes.

     2. The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned "The Exchange Offer -- Conditions of the Exchange Offer."

     3. CanWest will pay all transfer taxes, if any, applicable to the exchange of Initial Notes pursuant to the Exchange Offer, except as described in the Prospectus.

         If you wish to have us tender your Initial Notes, please so instruct us by completing, executing and returning to us the Instruction to Registered Holder from Beneficial Owner enclosed herewith. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATION ONLY AND MAY NOT BE USED DIRECTLY BY YOU TO TENDER INITIAL NOTES.

                        INSTRUCTION TO REGISTERED HOLDER
                            FROM BENEFICIAL OWNER OF
                      7 5/8% SERIES A SENIOR NOTES DUE 2013
                              OF CANWEST MEDIA INC.

THE EXCHANGE OFFER (AS DEFINED HEREIN) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON _______ __, 2003 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY CANWEST MEDIA INC. IN ITS SOLE DISCRETION. TENDERS OF INITIAL NOTES (AS DEFINED HEREIN) MAY BE WITHDRAWN PRIOR TO 11:59 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                                                _______ __, 2003

To Registered Holder:

         The undersigned hereby acknowledges receipt of your letter and the enclosed material referred to therein, including, without limitation, the prospectus dated June 17, 2003 (as the same may be supplemented and amended from time to time, the "Prospectus"), and the related letter of transmittal and instructions thereto (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") by CanWest Media Inc., a Canadian corporation ("CanWest"), to exchange its 7 5/8% Series B Senior Notes due 2013 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended, for a like principal amount of outstanding 7 5/8% Series A Senior Subordinated Notes due 2013 (the "Initial Notes"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal.

         This will instruct you, the registered holder of the Initial Notes, as to the action to be taken by you relating to the Exchange Offer with respect to the Initial Notes held by you for the account of the undersigned.

         The aggregate face amount of the Initial Notes held by you for the account of the undersigned is (fill in amount): $_______________ of 7 5/8% Series A Senior Notes due 2013.

         With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         [ ]      To TENDER the following Initial Notes held by you for the
                      account of the undersigned (insert principal amount of Initial Notes to be tendered (if any)):

         $_____________ of 7 5/8% Series A Senior Notes due 2013.

         [ ]      NOT to TENDER any Initial Notes held by you for the account of the undersigned.

                                    SIGN HERE

Name of beneficial owner(s) (please print): ____________________________________
Signature(s): __________________________________________________________________
Address: _______________________________________________________________________
Telephone Number: ______________________________________________________________
Taxpayer Identification or Social Security Number: _____________________________
Date: ______________________________

         None of the Initial Notes held by the registered holder for the account of the beneficial owner will be tendered unless the registered holder receives written instructions from the beneficial owner to do so. Unless a specific contrary instruction is given in the space provided, the signature(s) of the beneficial owner hereon shall constitute an instruction to the registered holder to tender all the Initial Notes held by the registered holder for the account of the beneficial owner.

                               CANWEST MEDIA INC.
                              31ST FLOOR, TD CENTRE
                               201 PORTAGE AVENUE
                           WINNIPEG, MANITOBA, CANADA
                                     R3B 3L7

Dear Holder of Initial Notes:

         CanWest Media Inc. ("CanWest") is offering to exchange (the "Exchange Offer"), upon the terms and conditions set forth in the enclosed prospectus, dated June 17, 2003 (the "Prospectus") and letter of transmittal and instructions thereto (the "Letter of Transmittal"), its 7 5/8% Series B Senior Notes due 2013 (the "Exchange Notes") for any and all of its outstanding 7 5/8% Series B Senior Notes due 2013 (the "Initial Notes" and, together with the Exchange Notes, the "Notes").

         The terms of the Exchange Notes and the Initial Notes are substantially identical in all material respects, except that the Exchange Notes will be freely transferable by the holders except as otherwise provided in the Prospectus. The Exchange Notes will evidence the same indebtedness as the Initial Notes (which they replace) and will be issued pursuant to, and be entitled to the benefits of, the indenture governing the Notes.

         The Letter of Transmittal is being circulated to holders of Initial Notes with the Prospectus. Holders may use such form to effect valid tenders of Initial Notes.

         Please read carefully the Prospectus, the Letter of Transmittal and the other enclosed materials relating to the Exchange Offer. If you require assistance, you should consult your financial, tax or other professional advisors. Holders of Initial Notes who wish to participate in the Exchange Offer are asked to respond promptly by completing and returning the Letter of Transmittal and all other required documentation to The Bank of New York, the Exchange Agent for the Exchange Offer (the "Exchange Agent"), as instructed in the Letter of Transmittal. The Exchange Offer will expire at 11:59 P.M., New York City time, on _______ __, 2003 unless extended by CanWest in its sole discretion. If you have any questions regarding the terms of the Exchange offer, please call the Exchange Agent at (212) 495-1646.